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                                                                  EXHIBIT (23)B

                [LETTERHEAD OF PICCERELLI GILSTEIN & COMPANY]




November 10, 1994




             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the use of our reports dated February 8, 1994, and February 3, 1993, on the financial statements of New England Trust company included herein and to the reference of our firm under the heading "Experts" in the registration statement Form S-4 by First of America Bank Corporation.


/s/ JOHN M. MATHIAS


John M. Mathias, Partner
Piccerelli, Gilstein & Company